DELAWARE GROUP® EQUITY FUNDS I

Delaware Mid Cap Value Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated February 28, 2019

The following information replaces the section of the Fund's Statement of Additional Information entitled “Portfolio Managers – Ownership of Fund Shares”:

Ownership of Fund Shares

As of Oct. 31, 2018, the portfolio managers beneficially owned shares of the Fund, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of the Fund.

Portfolio Manager	Dollar Range of Fund Shares Owned[1,2]
Christopher S. Beck	None directly; Over $1 million notionally[3]
Steven G. Catricks	None directly; $100,001‑$500,000 notionally[3]
Kent P. Madden	None directly; $100,001‑$500,000 notionally[3]
Kelley McKee Carabasi	$50,001 – $100,000; $100,001‑$500,000 notionally[3]

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
3
The compensation of certain of the portfolio managers under the Macquarie Investment Management Notional Investment Plan (as described above) may include amounts that correspond to a hypothetical investment that directly tracks the return of the Fund that the portfolio manager manages. In the table, this indirect exposure to the applicable Fund’s returns is referred to as shares owned notionally. The portfolio managers who are so compensated experience the same investment returns that are experienced by shareholders of such Fund.

Please keep this Supplement for future reference.

This Supplement is dated April 2, 2019.